Corporate Presentation May 2021 Halting Disease Progression in its Tracks ARAV (NASDAQ) © 2021 Aravive, Inc. Exhibit 99.2

Forward-Looking Statements Forward Looking Statements © 2021 Aravive, Inc. 2 This presentation contains forward-looking statements that may discuss Aravive’s plans, goals, intentions and expectations as to future trends, events, results of operations, financial condition or other matters. Forward- looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and they often include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements included in this presentation include statements regarding Aravive’s planned clinical activities and the timing of such activities, including the design, patient enrollment and availability of data from clinical studies, the potential pipeline, future indications and cash position, the anticipated safety, benefits, activity and manufacturability of Aravive’s product candidates and the ability to obtain regulatory approval, including the Phase 3 study supporting full approval in PROC. Forward-looking statements are based on Aravive’s current beliefs and assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: The trial supporting the submission of a biologics license application to the FDA, Aravive’s ability to conduct an interim analysis early next year, as planned, Aravive’s ability to enroll approximately 300-400 patients with high-grade serous ovarian cancer who have received one to four prior lines of therapy as planned, Aravive’s ability to conduct the trial in the U.S. and Europe as planned, the impact of COVID-19 on Aravive's clinical strategy, clinical trials, supply chain and fundraising, Aravive's ability to expand development into additional oncology indications, Aravive's dependence upon AVB-500, AVB-500's ability to have favorable results in clinical trials and ISTs, the clinical trials of AVB-500 having results that are as favorable as those of preclinical and clinical trials, the ability to receive regulatory approval, potential delays in Aravive's clinical trials due to regulatory requirements or difficulty identifying qualified investigators or enrolling patients especially in light of the COVID-19 pandemic; the risk that AVB-500 may cause serious side effects or have properties that delay or prevent regulatory approval or limit its commercial potential; the risk that Aravive may encounter difficulties in manufacturing AVB-500; if AVB-500 is approved, risks associated with its market acceptance, including pricing and reimbursement; potential difficulties enforcing Aravive's intellectual property rights; Aravive's reliance on its licensor of intellectual property and financing needs. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Aravive’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, Aravive undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

© 2021 Aravive, Inc. 3 AVB-500 development program focused on difficult-to-treat cancers with high unmet medical needs Dedicated to Developing Innovative Treatments for Life-Threatening Diseases to Increase Patient Survival Proprietary, differentiated first-in-class therapeutic targeting and inhibiting GAS6/AXL signaling; GAS6/AXL is associated with tumor growth, metastasis, drug resistance, and poor survival rates Ongoing Phase 3 trial of AVB-500 to treat patients with platinum resistant ovarian cancer AVB-500 has potential in multiple indications and multiple therapeutic combinations Ongoing Phase 1b/2 trial of AVB-500 to treat patients with clear cell renal cell carcinoma Plan to initiate Phase 1b/2 trial of AVB-500 as first-line therapy for pancreatic cancer in 2H 2021

Experienced Management and Board of Directors Board of Directors Senior Management CEO Gail McIntyre, Ph.D., DABT CMO Reshma Rangwala, M.D., Ph.D. Chairman of the Board Fred Eshelman, Pharm D. Director Amato Giaccia, Ph.D. Director Michael Rogers Director Eric Zhang CFO Vinay Shah SVP of Data Sciences Randy Anderson, Ph.D. VP, Translational Medicine Elisabeth Gardiner, Ph.D. Director Gail McIntyre, Ph.D., DABT VP, Regulatory Jody Gould, Ph.D. VP, Clinical Operations Amy Franke, MBE © 2021 Aravive, Inc. 4

AVB-500: First- & Potential Best-In-Class in Targeting GAS6/AXL Pathway and Blocking the Signaling AVB-500 © 2021 Aravive, Inc. 5

GAS6/AXL Signaling Pathway: Key Driver of Cancer Growth GAS6 and AXL are overexpressed in many cancers and associated with tumor growth, metastasis, drug resistance, and poor overall survival GAS6 is growth factor that regulates several biologic processes in cells through interaction with its receptors, including AXL, Tyro3, and Mer GAS6 is the sole activating ligand of AXL GAS6/AXL signaling is key driver of cell migration/invasion, and associated with poor prognosis in cancer/fibrosis Pathway associated with acquired resistance to chemo, platinum-containing therapy, and targeted agents Inhibition of GAS6 & AXL has no toxicity to normal tissue Drives Resistance to Chemotherapy, Radiotherapy, Targeted Therapy, etc. Causes Immune Suppression Drives resistance to apoptosis/autophagy Leads to EMT and Metastasis Enhances cancer proliferation EMT = epithelial to mesenchymal transition © 2021 Aravive, Inc. 6

GAS6 & AXL Expression Associated with Poor Survival in Many Cancers

AXL expressed in ≥70% of ovarian, pancreatic, breast, kidney, and uterine cancers*

"Clinically, the expression of GAS6 and TAM receptors always predicts poor prognosis"

*Wu G, et al. **Molecular insights of Gas6/TAM in cancer development and therapy;** Cell Death and Disease (2017) 8, e2700.*

Tumor Type	AXL Tumor Expression	Publications & Data
Ovarian	>70%	• Hao et al. 2017. **AXL is highly expressed in ovary-derived tumors and is a prognostic gene in ovarian cancer.** • Rankin et al 2010. **73% of all ovarian tumor samples including both type I and type II tumors were positive for membranous AXL staining in the epithelium, demonstrating that AXL expression is significantly higher (P < 0.0001) in ovarian carcinomas than normal ovarian epithelium.**
Pancreatic	70%	• Song et al. Cancer 2011. February 15;117(4):734–43. **AXL is overexpressed in 70% stage II PDAC tumor samples.**
Bladder	>45%	• Wang et al Transl Cancer Res 2019;8(3):976-984. **High AXL expression was strongly correlated with low OS (P<0.001).**
Uterine	>75%	• Divine et al. Oncotarget. 2016 Nov 22; 7(47): 77291–77305: **High immunohistochemical expression of AXL was found in 76% of advanced- stage, and 77% of high-grade specimens and correlated with worse survival in uterine serous cancer patients.**
Kidney	>70%	• Dalgin et al. 2007: **AXL expression is 3-fold higher in tumor tissue than normal tissue.** • Gustafsson et al. 2009: **AXL and GAS6 expression are implicated in RCC tumor advancement and severity and negatively correlated to patient survival.**
Breast	>75%	• Bottai et al. Breast Cancer. 2016. **AXL expression correlates with the infiltration of CD163-positive cells in tumor stroma and is associated with survival in triple negative breast cancer.**
Lung	18-48%	• Seike et al. Oncology Rep. 2017. 37: 3261-3269. **The 5-yr survival rate for AXL+ or GAS6+ was significantly lower than those for AXL- or GAS6- patients (51% vs. 75%; P=0.028; 53% vs. 72%; P=0.040)** • Linger et al. 2012. Expert Opin Ther Targets. 2010 October ; 14(10): 1073–1090 **AXL protein expression was observed in 28 of 58 (48.3%) patient samples of lung adenocarcinoma**

*The Cancer Genome Atlas (TCGA); Axelrod and Pienta (AXL Review): Oncotarget. 2014 Oct; 5(19): 8818–8852; Miao et al (AXL Review): 2017. Drug Target Review Article 22309.

© 2021 Aravive, Inc.

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AVB-500: Addresses Limitations of Other Therapies

As an engineered decoy receptor with 200-fold higher affinity for GAS6 versus natural GAS6/AXL interaction, AVB-500 provides potent & selective inhibition of this signaling pathway. Other approaches targeting GAS6/AXL signaling have drawbacks:

- Tyrosine Kinase Inhibitors lack selectivity, leading to off-target toxicity, and tumor cells often acquire resistance
- Monoclonal antibodies do not have a high enough affinity to compete with and disrupt the high-affinity of natural GAS6/AXL interaction (Kd~30 pM)

COMPANY	DRUG (STAGE)	TARGET	SELECTIVE FOR AXL
Aravive	AVB-500 (Ph 3)	GAS6	YES
Astellas	gilteritinib (Market; AML)	AXL (Multi-kinase)	NO
Exelixis	cabozantinib (Market; RCC & HCC)	AXL (Multi-kinase)	NO
Mirati (BeiGene)	sitravatinib (Ph 3)	AXL (Multi-kinase)	NO
Lilly	merestinib (Ph 2)	AXL (Multi-kinase)	NO
BerGenBio	bemcentinib (Ph 2)	AXL (Multi-kinase)	NO
Tolero (Sumitomo)	TP-0903 (Ph 1/2)	AXL (Multi-kinase)	NO

© 2021 Aravive, Inc.

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Forward-Looking Statements Clinical Pipeline Potential Opportunities for Expansion in Additional Indications and Drug Combinations Indication Preclinical Phase 1 Phase 3 Phase 2 © 2021 Aravive, Inc. 9 Anti-CTGF AVB-500 AVB-500 Investigator Sponsored Trials

Forward-Looking Statements Lead Program: AVB-500 in Platinum Resistant Ovarian Cancer (PROC); Patients Have Advanced Disease and High Mortality 5th LEADING CAUSE OF DEATH among women in the U.S. ~70% OF PATIENTS are diagnosed with advanced disease 50% 5-YEAR RELATIVE SURVIVAL (9-12 months PROC) LESS THAN Ovarian Cancer © 2021 Aravive, Inc. 10 NEW CASES and ~13,800 deaths expected in the U.S. in 2021 ~21,400 NEW CASES and ~207,300 deaths worldwide in 2020 ~314,000 Sources: American Cancer Society (cancer.org); World Health Organization (who.int)

AVB-500 PROC: Phase 1a and 1b PK/PD Summary Data

AVB-500 q14 days

Pegylated liposomal doxorubicin (PLD) 40 mg/m^2 d1 of 28-day cycle;
Paclitaxel (PAC) 80 mg/m^2 day 1, day 8, day 15 of 28-day cycle;
Maintenance dosing on AVB-500 monotherapy


iDMC Review
iDMC Review
PLATINUM-RESISTANT OVARIAN CANCER
AVB-500 10 mg/kg + PAC (N=16)
AVB-500 15 mg/kg + PAC (N=3)
AVB-500 20 mg/kg + PAC (N=4)
AVB-500 10 mg/kg + PLD (N=21)
AVB-500 15 mg/kg + PLD (N=2)
AVB-500 20 mg/kg + PLD (N=3)
Select RP2D

PROC = platinum-resistant ovarian cancer
iDMC= Independent Data Monitoring Committee
NHV= Normal Healthy Volunteer
RP2D= Recommend P2 Dose

- 84 subjects, including 31 healthy volunteers in Phase 1a trial and 53 patients with PROC in Phase 1b trial (40 in 10 mg/kg cohort, 6 in 15 mg/kg cohort, and 7 in 20 mg/kg cohort); NHV study identified 10mg/kg q2wks as pharmacologically active dose
- PROC patients administered 10mg/kg who achieved minimal efficacious concentration (MEC) >13.8 mg/L demonstrated a greater likelihood of response and prolonged PFS
- AVB-500 generally well-tolerated with no dose-limiting toxicities or unexpected safety signals, and no AVB-500 reportable serious adverse events
- 15 mg/kg chosen as RP2D for AVB-500 moving forward

© 2021 Aravive, Inc.

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Time on Treatment and Depth of Response for AVB-500 + Paclitaxel Patients (10 and 15mg/kg groups) © 2021 Aravive, Inc. 12

AVB-500 / Paclitaxel Combination Clinical Activity in Subgroups

Efficacy Data for Patients Receiving 10mg/kg and 15mg/kg of AVB-500 & Paclitaxel Including if Bevacizumab Naïve or Previously Received Bevacizumab				
	>MEC** (N=10)	<MEC** (N=9)	Bev Naïve (N=9)	Previous Bev (N=10)
ORR	5 (50%), 2 CRs^	2 (22%)	6 (67%), 2 CRs^	1 (10%)
mPFS (months)	7.5	2.8	7.7	2.8
mOS (months)*	19.0	8.7	19.3	9.2

- Note: AVB-500 + PAC and >MEC in bev naïve patients (n=7): mPFS 9.1 months and ORR of 71%
- Note: AVB-500 + PAC and <MEC: mPFS 2.8 months
- * Study ongoing so data can change; ** MEC = minimal efficacious concentration (13.8mg/L)
- For reference, subgroup analysis of the control arms in the AURELIA (NCT00976911) bevacizumab study[1] showed ORR of 30.2% with PAC alone & mPFS of 3.9 months (N=55)
- ^1 patient at 10mg/kg and 1 patient at 15mg/kg had CR; 1 patient at 15mg/kg with CR continues to show CR at C13D1 while on AVB-500 alone, 6 months after discontinuing paclitaxel
- mDoR = median duration of response, mOS = median overall survival, mPFS = median progression free survival

© 2021 Aravive, Inc.

[1] Journal of Clinical Oncology, Vol 33, No 32 (November 10), 2015: pp 3836-383

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sAXL/GAS6 Ratio Correlated with Response to AVB-500 + Chemo Serum levels of sAXL/GAS6 ratio (potential biomarker) correlated with response to AVB-500 + Chemo Building dataset to understand prognostic ability of biomarker May identify tumors that are dependent on the GAS6/AXL pathway Investigating in P3 PROC, ccRCC and earlier lines of OC treatment CBR = clinical benefit rate (ORR + SD); mDoR = median duration of response; mOS = median overall survival; mPFS = median progression free survival © 2021 Aravive, Inc. 14

Promising Responses in Patients > MEC with Poor Prognostic Indicators

CLINICAL RESPONSE OF AVB-500+CHEMO* IN PATIENTS WITH <3MO PLATINUM FREE INTERVAL (N=12)



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF CHEMOTHERAPY IN PATIENTS WITH <3MO PLATINUM FREE INTERVAL** (N=21)



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF AVB-500+CHEMO* IN 3rd LINE & 4th LINE (N=20)



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF CHEMOTHERAPY IN 3rd LINE AND 4th LINE*** (N=99)



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

*All doses and both chemo cohorts; **Historical data from Cancer Chemotherapy and Pharmacology (2019) 84:33-39 37; included PLD; GEM; CPT-11 (irinotecan); topotecan; and paclitaxel; no CRs in historical data (1 PR in historical data); ***European Journal of Obstetrics & Gynecology and Reproductive Biology 166 (2013) 94–98; 3L included (in order of use) taxol, carboplatin, topotecan, etoposide, Gemzar, doxil, tamoxifen, Adriamycin, carbo+taxol, and "other"; 4L was predominantly taxol.

© 2021 Aravive, Inc.

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Dose Selected for AVB-500 Phase 3 Trial in PROC is 15mg/kg 5/5 patients at 15mg/kg demonstrated clinical benefit: Consistent with hypothesis that trough levels are associated with clinical activity, all 5 evaluable patients in 15 mg/kg cohort achieved MEC by their first CT scan, following four doses of AVB-500. Updated modeling using all patient data suggest that at 15mg/kg, pharmacokinetics of AVB-500 starts to plateau and 20mg/kg is not predicted to improve mPFS. Post-hoc IHC analysis of tumor expression showed that four 20mg/kg patients whose best response was PD did not express GAS6 (N=3) and/or had low amounts of AXL (N=2) of their tumors. (Note these 20mg/kg patients are rare subtypes of PROC and will not be eligible for the planned Phase 3 trial.) 20mg/kg every 2 weeks projected to have unnecessarily high trough levels in a large percentage of subjects 15 mg/kg chosen as RP2D for AVB-500 © 2021 Aravive, Inc. 16

Strong Safety Profile of AVB-500 Safety report for trial AVB500-OC-002 generated by independent medical monitor concluded: “Based on a review of the safety data, no unexpected safety trends have been detected and the reported AE severity and frequency are consistent with expectations of the concomitant treatment (PAC or PLD) and the disease under study (ovarian cancer).” AVB-500 well-tolerated: fatigue and infusion reactions appeared to be related to treatment No serious events that required expedited reporting per Sponsor No dose-limiting toxicities © 2021 Aravive, Inc. 17 53 PROC Patients Dosed: 10 mg/kg (40); 15 mg/kg (6); and 20 mg/kg (7)

Competitive Advantages of AVB-500 in PROC: Favorable Safety Profile and Compelling Anti-Tumor Activity Favorable Safety Profile to Date NO DLTs like chemotherapies and ADCs NO dose reductions or discontinuations to manage toxicities NO toxicities that have been seen with ADCs: neutropenia, ocular toxicities, peripheral neuropathy, and/or liver enzyme elevation Administered with therapies that physicians can manage Infusion reactions and fatigue appeared to be related to treatment Compelling anti-tumor activity Saw ORR of 50% with 2 CRs, mPFS of 7.5 months, and mOS of 19 months in 10 & 15mg/kg AVB-500/PAC patients when trough levels exceeded MEC Promising clinical activity improved in bevacizumab naïve patients ORR of 37% in 10 and 15mg/kg AVB-500/PAC patients, regardless of trough levels © 2021 Aravive, Inc. 18

Potentially More Favorable Benefit/Risk Profile vs Competitors For illustrative purposes only, Data not generated from comparative study. Variation in study design including patient eligibility, response criteria, and assessment can affect outcomes and limit comparisons across studies. **Sources: Mersana Therapeutics: Updated Interim Expansion Data From XMT-1536 Phase 1 Study (January 5, 2021); Immunogen ESMO 2019 FORWARD I Results © 2021 Aravive, Inc. 19

Forward-Looking Statements AVB-500 Phase 3 Adaptive Registration Trial Design in PROC © 2021 Aravive, Inc. 20 FDA Feedback: Study could support full approval in PROC; no further preclinical or clinical studies required for BLA at this time; AVB-500 granted Fast Track Designation by FDA in PROC in 2018 Population: Patients (n=300-400) with PROC, ability to adapt and enrich based on interim analysis 300 patients (no enrichment) 400 patients (if enriched for bevacizumab naïve1 patients) Enrollment Criteria: Patients with high-grade serous ovarian cancer only; stratified by prior bevacizumab use, prior lines, and platinum-free interval Phase 3, Randomized, Double-Blind, Placebo-Controlled Trial to Compare Efficacy and Tolerability of AVB-500 + PAC versus PAC (ClinicalTrials.gov NCT04729608 ) Primary Endpoint: Progression-Free Survival Secondary Endpoint: Overall Survival Exploratory Endpoints: ORR (RECIST 1.1), DOR, QoL, CBR, PK/PD, sAXL/GAS6 ratio Dosing: AVB-500 every 2 weeks plus paclitaxel for 3 weeks, followed by 1 week rest versus paclitaxel alone every week for 3 weeks, followed by 1 week rest Timeline: First patient dosed in April 2021; Interim analysis expected in Q1 2022 1 naïve defined as patients who are medically ineligible to receive bevacizumab or who chose not to receive bevacizumab

Forward-Looking Statements Second Indication: AVB-500 in Clear Cell Renal Cell Carcinoma; Patients Have Very Poor Survival Rates Renal Cell Carcinoma 15% ~76,100 RESISTANCE To CHEMO LESS THAN 5-YEAR RELATIVE SURVIVAL for metastatic renal cancer NEW CASES and ~13,800 deaths expected in the U.S. in 2021 IS COMMON © 2021 Aravive, Inc. 21 ~431,300 NEW CASES and ~179,400 deaths worldwide in 2020 Sources: American Cancer Society (cancer.org); World Health Organization (who.int)

Forward-Looking Statements Strong Biological Rationale for AVB-500/Cabozantinib in ccRCC GAS6/AXL in clear cell Renal Cell Carcinoma (ccRCC)1 AXL plays significant role in ccRCC invasion & metastasis AXL highly expressed in aggressive ccRCC tumors and associated with poor outcome GAS6/AXL signaling pathway is established therapeutic target to prevent/treat metastatic ccRCC Strong in vivo activity in preclinical models1,2 Single agent AVB-500 activity in metastatic disease Data support combination of AVB-500 & antiangiogenic agents for treatment of advanced kidney cancer GAS6/AXL levels predict prognosis and survival in humans1,2 1. Rankin et al, PNAS | September 16, 2014 | vol. 111 | no. 37 | 13375; 2. Xiao et al, Cancer Research October 4, 2019 © 2021 Aravive, Inc. 22

Forward-Looking Statements Single Agent Activity in Highly Metastatic Renal Model (SN12L1) 5mg/kg AXL decoy administered twice/wk 10 mg/kg administered QOD Rankin et al, PNAS, September 16, 2014, vol. 111, no. 37, 13373–13378 Note: S6-1 and AVB-S6 are related AXL decoy proteins; both in S6 family Therapeutic inactivation of AXL significantly reduces the metastatic potential of SN12L1 cells to the lung P ≤ 0.05 Lung Tumor Burden PBS sAXL © 2021 Aravive, Inc. 23

Forward-Looking Statements Synergistic Effect with AVB-500 & TKI Combo in TKI-Resistant Renal PDX AVB-500/Pazopanib Combination Significantly Reduced Growth Rate in TKI-Resistant Renal Patient-Derived Xenograft Models Xiao et al, Cancer Res 2019;79:5758–68; *note AVB-S6 is AVB-500 © 2021 Aravive, Inc. 24

Forward-Looking Statements AVB-500 + Cabozantinib Phase 1b/2 Trial Design in ccRCC Phase 1b Trial of AVB-500 in Combination with Cabozantinib Up to 18 patients; ability to increase/decrease dose based on tolerability, PK/PD Histologically confirmed metastatic ccRCC and patient has progressed on/after one front-line treatment regimen First patient dosed in March 2021; Completion of enrollment expected in Q3 2021 Phase 2 Controlled, Randomized Trial Primary Endpoint: Progression-Free Survival Secondary Endpoints: ORR, mDoR, CBR, and mOS Initiation of Phase 2 trial expected in Q4 2021 © 2021 Aravive, Inc. 25 AVB-500 + Cabo (N = 9-18) AVB-500 Dose Levels: DL -1: 10 mg/kg 2QW DL 1: 15 mg/kg Q2W DL 2: 20 mg/kg Q2W DL 3: 25 mg/kg Q2W AVB-500+Cabo (N=30) Cabo Alone (N=15) Safety to determine AVB-500 RP2D Cabo dosing will remain as indicated on the package insert

Planned Third Indication: AVB-500 in Pancreatic Cancer; High Unmet Medical Need to Improve Patient Survival

Pancreatic Cancer

~11%	***5-YEAR RELATIVE SURVIVAL*** *Patients with pancreatic cancer have a high mortality rate*
~60,400	***NEW CASES*** *and ~48,200 deaths expected in the U.S. in 2021*
~495,800	***NEW CASES*** *and ~466,000 deaths worldwide in 2020*
Difficult to diagnose and treat	*Usually not found until* ***progressed to an advanced stage***
Pancreas is critical	*to digestion and producing insulin and glycogen to* ***control blood sugar levels***

© 2021 Aravive, Inc.

Sources: Pancreatic Cancer Overview | American Association for Cancer Research (aacr.org) ; World Health Organization (who.int)

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© 2021 Aravive, Inc. 27 Preclinical data demonstrated increased survival in combination with gemcitabine, decreased fibrosis, and decreased tumor weight in orthotopic models AVB-500 in combination with paclitaxel demonstrated compelling clinical activity in PROC Studies have reported AXL expression correlates with worse outcome in clinical samples from pancreatic cancer patients1,2 70% and 76% of patients had tumor tissues with high AXL levels, which was associated with worse prognosis, distant metastasis, and poor overall survival and recurrence-free survival AXL silencing by shRNA decreased cell invasion, Akt activation, and increased radiation-induced PARP cleavage and apoptosis1; pancreatic ductal adenocarcinoma cell lines with shRNA knockdown of AXL resulted in reduced tumor growth and metastasis in vivo Strong Biological Rationale for Investigating AVB-500 in Pancreatic Cancer as First-Line Therapy in Combination with Gemcitabine + nab-Paclitaxel (Abraxane®) 1 Song X, Wang H, Logsdon CD, et al. Overexpression of receptor tyrosine kinase Axl promotes tumor cell invasion and survival in pancreatic ductal adenocarcinoma. Cancer 2011 2 15;117(4): 734–43. 2 Leconet W, Larbouret C, Chardes T, et al. Preclinical validation of AXL receptor as a target for antibody-based pancreatic cancer immunotherapy. Oncogene 2014 11 20;33(47):5405–14. 3 Kirane A, Ludwig KF, Sorrelle N, et al. Warfarin Blocks Gas6-Mediated Axl Activation Required for Pancreatic Cancer Epithelial Plasticity and Metastasis. Cancer Res 2015 9 15;75(18):3699– 705.

High Affinity AXL Decoy Proteins Decrease Fibrosis, Prolong Survival, and Decrease Tumor Weight Alone or in Combination with Gemcitabine in Pancreatic Models – Compelling Pre-Clinical Data LM-P Tumor (Kras, p53 mutant) Implanted in Tail of Pancreas Survival increased 3-fold Fibrosis dramatically decreased with high affinity AXL decoy protein alone MS Kariolis, et al.,. J. Clin. Invest, 2017 S6-1 A72V and S6-1 are predecessor proteins to AVB-500 with same biological activity Significant reduction in tumor weight with high affinity AXL decoy protein as compared to vehicle alone © 2021 Aravive, Inc. 28 PDA1-1 injected IP to establish diffuse metastatic disease

Forward-Looking Statements AVB-500 + Gemcitabine + nab-Paclitaxel Phase 1b/2 Trial Design in First-Line Therapy for Advanced or Metastatic Pancreatic Cancer © 2021 Aravive, Inc. 29 Population: Patients (n=20) with advanced or metastatic pancreatic cancer eligible to receive gemcitabine + nab-paclitaxel as first-line treatment Assess safety, tolerability and clinical activity of AVB-500 in combination with gemcitabine + nab-paclitaxel (Abraxane®) Timeline: Expect to initiate Phase 1b portion of clinical trial in second half 2021 AVB-500 (15mg/kg) + Gemcitabine + nab-paclitaxel Safety, tolerability and clinical activity Phase 1b Planned Phase 1b Trial of AVB-500 in Combination with Gemcitabine + nab-Paclitaxel

AVB-500 + Gemcitabine + nab-Paclitaxel Phase 1b/2 Trial Design in First-Line Therapy for Advanced or Metastatic Pancreatic Cancer

Planned Controlled, Randomized Phase 2 Trial

- **Population:** Patients (n=60) with advanced or metastatic pancreatic cancer eligible to receive gemcitabine + nab-paclitaxel as first-line treatment (same population as Phase 1b)
  - Randomized 1:1, active:control
- **Design**: Evaluate AVB-500 in combination with gemcitabine + nab-paclitaxel (Abraxane®) vs. gemcitabine + nab-paclitaxel alone
- **Primary Endpoint**: Progression-Free Survival
- **Secondary Endpoints**: OS, safety, ORR, DOR
- **Exploratory Endpoints**: PK/PD



Phase 2
AVB-500+ Gemcitabine + nab-paclitaxel (N=30)
1 : 1
Gemcitabine + nab-paclitaxel (N=30)

Gemcitabine + nab-paclitaxel dosing per package insert

© 2021 Aravive, Inc.

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© 2021 Aravive, Inc. 31 Preclinical data suggests that AVB-500 has potential in multiple combinations and indications: Reduction of metastases to lung (breast and renal models) Reduction of metastases to peritoneum (ovarian and pancreatic models) Decreased fibrosis in pancreatic model Decreased metastasis in pancreatic model Survival tripled in pancreatic model relative to control Reduction in number and weight of metastases in combination with doxorubicin, paclitaxel, bevacizumab and PARP inhibitors Reversal of CPI- and radiation-resistance in TNBC model Forward-Looking Statements Development Strategy: Conduct Additional Trials to Expand Pipeline Combination trials with agents currently embedded as standard of care Earlier lines of therapy Multiple tumor types Preclinical data on AVB-500 includes:

AVB-500: Large Market Opportunities in PROC, ccRCC, Pancreatic Cancer & Other Indications

Total Market	Ovarian	Renal	Pancreatic	Breast	NSCLC*	Bladder
2018	$2.3B	$3.1B	$3.1B	$18.1B	$14B	$1.6B
2028	$9.6B	$7.3B	$7.3B	$45.6B	$39B	$19B
Annual Growth Rate	15.6%	9.1%	9.1%	9.7%	10.8%	28.1%

Source: Decision Resource Group. Covers US, EU5 (France, Germany, Italy, Spain, UK) and Japan

Addressable Market	PROC[1]		ccRCC[2]		Pancreatic[3]		Breast[4]		NSCLC[5]		Bladder[6]		Total	
	US	EU5	US	EU5	US	EU5	US	EU5	US	EU5	US	EU5	US	EU5
Est'd Patient Population	~12K	~11K	~9K	~9K	~18K	~20K	~90K	~100K	~36K	~39K	~16K	~29K	~181K	~208K

Source: Decision Resource Group, diagnosed drug-treatable patients forecast. Aravive estimates.

1. *2L-4L platinum-resistant ovarian cancer (PROC), high grade serous patients*
2. *2L advanced/metastatic clear cell renal cell carcinoma (ccRCC) patients*
3. *Adenocarcinoma – Metastatic 1L, eligible to receive gemcitabine + nab-paclitaxel as 1L treatment*
4. *HER2 negative 2L+ patients (includes HR positive and TNBC)*
5. *Adenocarcinoma, Squamous and Large Cell non small cell lung cancer (NSCLC) – Metastatic 2L and 3L, patients who have received platinum chemo and checkpoint inhibitor before, EGFR/ALK wt*
6. *1L advanced/metastatic, Cisplatin ineligible*

© 2021 Aravive, Inc.

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Forward-Looking Statements Strategic Collaboration with WuXi Biologics for High-Affinity Bispecific Antibodies Objective is to identify/develop novel, high-affinity bispecific antibodies against CCN2, also known as connective tissue growth factor (CTGF), targeting cancer/fibrosis using WuXiBody™ platform CTGF over-expression is hallmark of fibrosis in multiple tissues and is widely thought to be required to mediate profibrotic effects of TGFβ Overexpression associated with poor prognosis in many cancers, including aggressive/invasive breast cancer, osteolytic breast cancer, pancreatic cancer, and glioblastoma Biomarker potential for CTGF as levels are increased in certain cancers Domain-focused strategy expected to generate a best-in-class clinical therapeutic targeting desmoplasia and tumor growth in 2023 Initial target anticipated to be pancreatic ductal adenocarcinoma (PDAC) CTGF may play key role in PDAC progression & blocking it could prevent/reverse PDAC desmoplasia Therapeutic could work as part of life cycle management with AVB-500 in certain cancers © 2021 Aravive, Inc. 33

Forward-Looking Statements 3D Medicines Collaboration to Develop/Commercialize AVB-500 in China for Oncology Indications Exclusive collaboration and license agreement for development & commercialization of AVB-500 across all oncology indications in mainland China, Hong Kong, Macau, and Taiwan (Greater China) Aravive received upfront payment of $12M and is eligible to receive additional $207M in development and commercial milestone payments Achieved first clinical milestone and expected to receive $6.0 million development milestone payment Aravive will receive tiered-royalties ranging from low double-digit to mid-teens as a % of annual net sales 3D Medicines will be responsible for all costs associated with development and commercialization activities for AVB-500 in Greater China “We believe that AVB-500, used in combination with existing standard of care therapeutics or Envafolimab, an innovative subcutaneous PD-L1 antibody to be launched in China soon, could alter the treatment paradigm across various tumor types. We are committed to working closely with Aravive to further advance the development of AVB-500 and bring this important potential therapy to patients living with cancer in China,” John Gong, M.D., Ph.D., Chairman/CEO of 3D Medicines* *Source: Aravive & 3D Medicines press release November 10, 2020 © 2021 Aravive, Inc. 34

Forward-Looking Statements Financial Summary * Data as of 3/31/2021 © 2021 Aravive, Inc. 35 $78.7 million cash and cash equivalents 20.3 million shares outstanding No debt Cash runway expected to fund current operating plans into 2H 2022 Achieved first clinical milestone with 3D Medicines and expected to receive $6.0 million development milestone payment

Aravive Top Shareholders Insiders, Institutional Shareholders Make Up approx. 70% of Our Outstanding Shares © 2021 Aravive, Inc. 36 * As per SEC filings – 13D, 13F, 13G, Forms 3 and Form 4, Proxy ** As of 12/31/2020, adjusted for Eshelman Ventures investment in Feb-21

Forward-Looking Statements Upcoming Key Milestones Advancing Our Clinical Development Program © 2021 Aravive, Inc. 37 Q3 2021 Q4 2021 Q1 2022 2021 and Beyond Completion of enrollment in Phase 1b ccRCC trial Initiation of Phase 2 ccRCC trial Planned initiation of Phase 1b Pancreatic Cancer trial Interim analysis for Phase 3 PROC trial Data from IST-sponsored trials & anti-CTGF discovery program Pipeline expansion in oncology Execution of global business development opportunities

© 2021 Aravive, Inc. 38 Focused on difficult-to-treat cancers: AVB-500 lead indication in advanced stage ovarian cancer; registrational Phase 3 clinical trial ongoing Advancing AVB-500 Clinical Trial Program & Pursuing Additional Pipeline Expansion Opportunities AVB-500 targets and inhibits GAS6/AXL signaling which is associated with tumor growth, metastasis, drug resistance, and poor patient survival AVB-500 is a differentiated innovative approach that addresses the inadequacies and limitations of other therapies Potential for expansion in multiple indications and combinations with AVB-500 Strong Management Team and Board of Directors Upcoming key milestones to advance our clinical development program

Thank you! Halting Disease Progression in its Tracks © 2021 Aravive, Inc.